SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 8, 2002

Date of Report (date of earliest event reported)

INTEVAC, INC.

(Exact name of Registrant as specified in its charter)

State of California	000-26946	94-3125814

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3560 Bassett Street
Santa Clara, California 95054

(Address of principal executive offices)

(408) 986-9888

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

FORM 8-K
Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

INTEVAC, INC.

FORM 8-K

Item 5.      Other Events

         On May 8, 2002, Intevac, Inc. (the “Company”) announced that it is offering to exchange up to $18,000,000 of its 6.5% Convertible Subordinated Notes due 2004 for a combination of cash, warrants and new notes in an offering exempt from the registration requirements of the Securities Act of 1933. Pursuant to Rule 135c of the Securities Act, the Company is filing herewith the press release issued May 8, 2002 as Exhibit 99.1 hereto.

         The securities offered pursuant to the exchange offer have not been and will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 7.      Financial Statements and Exhibits

                  (c)     Exhibits

                             99.1     Press Release, dated May 8, 2002.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEVAC, INC.

	By:	/s/ Kevin Fairbairn Kevin Fairbairn President and Chief Executive Officer

Date: May 8, 2002

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated May 8, 2002.